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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2002


                                Kitty Hawk, Inc.
               (Exact name of registrant as specified in charter)

           Delaware                        0-25202                    75-2564006
(State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification
        incorporation)                                                    No.)

         1515 West 20/th/ Street
            P.O. Box 612787
            Dallas/Fort Worth
      International Airport, Texas                             75261
     (Address of principal executive                         (Zip Code)
                offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     Kitty Hawk, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended December 31, 2001 that the Company filed with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division on January 22, 2002 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case No. 400-42141-BJH.

     THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

Item 7. Exhibits.

(c)     Exhibits

        99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended December 31, 2001 (1)

        99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended December 31, 2001 (1)

        99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended December 31, 2001 (1)

        99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended December 31, 2001 (1)

        99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended December 31, 2001 (1)

        99.6 Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended December 31, 2001 (1)

        99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended December 31, 2001 (1)

        99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended December 31, 2001 (1)

        99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended December 31, 2001 (1)

        99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended December 31, 2001 (1)

        --------------------------

        (1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              KITTY HAWK, INC.

Date:  January 30, 2002
                                              By: /s/ Tilmon J. Reeves
                                                 ------------------------------
                                              Name:   Tilmon J. Reeves
                                              Title:  Chairman of the Board and
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
99.1        Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended
            December 31, 2001

99.2        Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the
            Period Ended December 31, 2001

99.3        Monthly Operating Report for Kitty Hawk Charters Inc. for the Period
            Ended December 31, 2001

99.4        Monthly Operating Report for Kitty Hawk International Inc. for the
            Period Ended December 31, 2001

99.5        Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period
            Ended December 31, 2001

99.6        Monthly Operating Report for OK Turbines, Inc. for the Period Ended
            December 31, 2001

99.7        Monthly Operating Report for Longhorn Solutions, Inc. for the Period
            Ended December 31, 2001

99.8        Monthly Operating Report for Aircraft Leasing, Inc. for the Period
            Ended December 31, 2001

99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended December 31, 2001

99.10       Monthly Operating Report for Flight One Logistics, Inc. for the
            Period Ended December 31, 2001
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